UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2005

MEXICAN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-28234	76-0493269
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1135 EDGEBROOK, HOUSTON, TEXAS 77034-1899
(Address of principal executive offices)  (Zip Code)

(Registrant's telephone number, including area code): (713) 943-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

At the Special Meeting of Shareholders held on November 8, 2005, the Company’s 2005 Long Term Incentive Plan was approved by a vote of the shareholders. A copy of the plan is attached to this report as Exhibit 99.1. The 2005 Long Term Incentive Plan provides for the grant of options and other forms of equity-based awards to employees and directors of the Company in the discretion of the Company’s Compensation/Stock Option Committee. A total of 350,000 shares are to be reserved for issuance under the plan.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

The following is attached as Exhibit 99.1 to this Current Report on Form 8-K:

99.1	Mexican Restaurants, Inc. 2005 Long Term Incentive Plan dated November 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEXICAN RESTAURANTS, INC.

Date: November 11, 2005	By: /s/ Andrew J. Dennard
Name: Andrew J. Dennard Title: Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Mexican Restaurants, Inc. 2005 Long Term Incentive Plan